EFH Corp. Q3 2011 Investor Call October 28, 2011 Exhibit 99.2

1
Safe Harbor Statement
Forward Looking Statements
This presentation contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in EFH Corp.'s filings with the
Securities and Exchange Commission (SEC). In addition to the risks and uncertainties set forth in EFH Corp.'s SEC filings, the forward-looking statements in this presentation regarding the company’s long-term hedging program could be affected by, among other things: any change in the ERCOT electricity market, including a regulatory or legislative change, that results in wholesale electricity prices not being largely correlated to natural gas prices; any decrease in market heat rates as the long-term hedging program generally does not mitigate exposure to changes in market heat rates; the unwillingness or failure of any hedge counterparty or the lenders under the commodity collateral posting facility to perform their respective obligations; or any other event that results in the inability to continue to use a first lien on TCEH’s assets to secure a substantial portion of the hedges under the long-term hedging program.
Regulation G
This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in the appendix to this presentation.

2 Today’s Agenda Q&A Financial and Operational Overview Q3 2011 Review Paul Keglevic Executive Vice President & CFO

Consolidated: reconciliation of GAAP net income (loss) to adjusted (non-GAAP) operating results
Q3

10 vs. Q3 11; $ millions, after tax
EFH Corp.
Adjusted (Non-GAAP) Operating Results - QTR
1
Three months ended September 30.
2
Items are noncash except for severance related to EPA’s Cross State Air Pollution Rule (CSAPR).
3
Charges include, net of tax, $269 million of emissions allowances impairments, $32 million of severance accruals, and $6 million of  mining asset impairments all recorded in other deductions and $14 million of incremental depreciation expense.
Factor Q3 10 Q3 11 Change
EFH Corp. GAAP net loss (2,902) (710) 2,192
Items excluded from adjusted (non-GAAP) operating results (after tax)
2
Unrealized commodity-related mark-to-market net gains (494) (89) 405
Unrealized mark-to-market net losses on interest rate swaps 118 402 284
Charges related to EPA Cross State Air Pollution Rule
3
- 321 321
Debt extinguishment gains – 2010 debt exchanges and repurchases (659) - 659
Goodwill impairment 4,100 - (4,100)
Reduction of income tax expense due to resolution of IRS tax audit for 1997-2002 (146) - 146
EFH Corp. adjusted (non-GAAP) operating income (loss) 17 (76) (93)

Consolidated key drivers of the change in (non-GAAP) operating results
Q3 10 vs. Q3 11; $ millions, after tax
EFH Corp.
Adjusted (Non-GAAP) Operating Results Key Drivers - QTR
1
Competitive business consists of Competitive Electric segment and Corp. & Other.
Description/Drivers
Better
(Worse)  Than
Q3 10
Competitive business 1 :
Lower retail volumes and commodity hedging offset by favorable weather-driven consumption and asset management (21)
Lower production from nuclear generation units due to unplanned outages (12)
Higher fuel costs at legacy generation units reflecting increased costs of purchased coal and related transportation (7)
Impact of new lignite-fueled generation units 22
Other (6)
Contribution margin     (24)
Higher net interest expense driven by higher average rates (44)
Higher SG&A reflecting employee related expenses and information technology costs (13)
Higher operating costs reflecting nuclear plant planned maintenance and spending related to CSAPR (6)
Higher depreciation reflecting ongoing investment in the legacy generation fleet (3)
Lower retail bad debt expense reflecting improved collections and customer mix 8
All other - net (6)
Total change - Competitive business (88)
Regulated business:
Higher revenues from increased consumption primarily due to warmer weather 28
Higher net revenues driven by transmission rate and distribution tariff increases, AMS surcharge and growth in points of delivery 15
Change in income taxes driven by 2010 reduction in interest accrued on uncertain tax positions (16)
Higher depreciation reflecting infrastructure investment (9)
Higher operations and maintenance expense due to employee related costs, transportation  and materials costs, vegetation management and advanced metering expenses (9)
Higher transmission fees (7)
Higher net interest expense (3)
All other - net  (4)
Total change – Regulated business (~80% owned by EFH Corp.) (5)
Total change in EFH Corp. adjusted (non-GAAP) operating results (93)

Consolidated: reconciliation of GAAP net income (loss) to adjusted (non-GAAP) operating results
YTD
1
10 vs. YTD 11; $ millions, after tax
EFH Corp.
Adjusted (Non-GAAP) Operating Results - YTD
1
Nine months ended September 30.
2
Items are noncash except for severance related to CSAPR, fees associated with April 2011 TCEH debt amendment and extension transactions, gain related to counterparty bankruptcy settlement and 2011 income tax charge.
3
Charges include, net of tax, $269 million of emissions allowances impairments, $32 million of severance accruals, and $6 million of mining asset impairments all recorded in other deductions and $14 million of incremental depreciation expense.
4
YTD 2010 charges recorded as a result of health care legislation in 2010; YTD 2011 state income tax charges recorded as a result of April 2011 TCEH debt amendment and extension transactions.
Factor YTD 10 YTD 11 Change
EFH Corp. GAAP net loss (2,973) (1,776) 1,197
Items excluded from adjusted (non-GAAP) operating results (after tax) 2
Unrealized mark-to-market net losses on interest rate swaps 352 572 220
Unrealized commodity-related mark-to-market net (gains) losses (1,040) 159 1,199
Charges related to EPA Cross State Air Pollution Rule 3 - 321 321
Third-party fees associated with April 2011 TCEH debt amendment and extension transactions - 64 64
Debt extinguishment gains (751) (16) 735
Gain related to counterparty bankruptcy settlement - (14) (14)
Goodwill impairment 4,100 - (4,100)
Reduction of income tax expense due to resolution of IRS tax audit for 1997-2002 (146) - 146
Income tax charges 4 8 13 5
EFH Corp. adjusted (non-GAAP) operating loss (450) (677) (227)

Consolidated key drivers of the change in (non-GAAP) operating results
YTD 10 vs. YTD 11; $ millions, after tax
EFH Corp.
Adjusted (Non-GAAP) Operating Results Key Drivers - YTD
1
Competitive business consists of Competitive Electric segment and Corp. & Other.
Description/Drivers
Better (Worse)
Than
YTD 10
Competitive business
1
:
Lower retail volumes and commodity hedging offset by favorable weather-driven consumption and asset management (117)
Higher fuel costs at legacy generation units reflecting increased costs of purchased coal and related transportation (23)
Impact of winter weather event (17)
Lower production from nuclear generation units primarily due to unplanned outages (10)
Lower production from legacy coal-fueled generation units (excludes Sandow 4 generation) (8)
Impact of new lignite-fueled generation units 58
Lower amortization of intangibles arising from purchase accounting 10
All other - net (7)
Contribution margin     (114)
Gains in 2010 on sales of assets (reported in other income) (52)
Higher depreciation reflecting the new lignite-fueled generation units and ongoing investment in the legacy generation fleet (35)
Higher operating costs reflecting nuclear plant planned maintenance and the impact of new lignite-fueled generation units (30)
Higher net interest expense driven by higher rates, higher amortization of debt costs and lower capitalized interest (29)
Higher SG&A reflecting employee related expenses and information technology costs (15)
Lower retail bad debt expense reflecting improved collections and customer mix 30
Lower accrued interest on uncertain tax positions 15
All other - net 8
Total change - Competitive business (222)
Regulated business:
Higher net revenues reflecting transmission rate and distribution tariff increases, AMS surcharge and growth in points of delivery 46
Higher revenues from increased consumption primarily due to warmer weather 33
Higher depreciation reflecting infrastructure investment (21)
Change in income taxes driven by 2010 reduction in interest accrued on uncertain tax positions (20)
Higher transmission fees (16)
Higher operations and maintenance expense due to employee related costs, transportation and materials costs, and advanced metering and vegetation management expenses (11)
Higher net interest expense driven by average rates (6)
All other – net (10)
Change in Regulated business (~80% owned by EFH Corp.) (5)
Total change in EFH Corp. adjusted (non-GAAP) operating results (227)

EFH Corp. Adjusted EBITDA (Non-GAAP)
EFH Corp. Adjusted EBITDA (non-GAAP)
1
Q3 10 vs. Q3 11 and YTD 10 vs. YTD 11; $ millions
Q3 11 Q3 10
1,599
1,592
1,076
1,109
517
476
TCEH
Oncor
Q3 and YTD performance was largely driven by the same key drivers impacting adjusted
(non-GAAP) operating results.
3%
9%
1
See Appendix for Regulation G reconciliations and definition.  Includes $7 million, $6 million, $23 million and $22 million in Q3 10, Q3 11, YTD 10 and YTD 11, respectively, of Corp.
& Other Adjusted EBITDA.
YTD 11
YTD 10
4,031
4,157
2,739
2,940
1,270
1,194
3%
7%
6%

Luminant Operational Results
Coal-fueled generation; GWh
Sandow 5 & Oak Grove
Legacy coal-fueled plants
Q3 2011 Nuclear Plant Results
Solid safety performance
Lower generation due to unplanned
outages
Top decile industry performance for
reliability and cost
Q3 2011 Coal-Fueled Plant Results
New plants operated at ~95% capacity
factor for 0.9 TWh higher generation
Higher legacy coal-fueled generation due
to improved reliability and fewer
unplanned outages
Top quartile industry performance
1
Variance does not include generation from Sandow 5 and Oak Grove 1 & 2.
Q3 11
Q3 10
5,302
14,841
YTD 10
YTD 11
14,546
4,956
7%
QTR
3,691
YTD 11
Q3 10
15,445
16,473
12,100
40,743
45,096
Q3 11
YTD 10
2% 1
YTD
32,996
32,249
11,917
11,754
2%
YTD
Nuclear-fueled generation; GWh
8
1% 1
QTR
4,556
8,494

Q3 2011 Results
Lower LCI volumes reflect
competitive intensity and TXU Energy
focus on margin discipline
Higher residential sales volumes
driven by warmer weather in Q3 11
compared to Q3 10 partially offset by
lower customer counts
Bad debt expense decreased by 44%
in Q3 11 compared to Q3 10 due to
improved collections initiatives and
customer mix
TXU Energy Operational Results
Total residential customers
End of period, thousands
Retail electricity sales volumes by customer class;
GWh
1,706
1,658
1
SMB – small business
2
LCI - large commercial and industrial
3
Last twelve months
YTD 10
SMB 1
LCI 2
Residential
Q3 10
16,184
41,170
Q3 10 Q2 11
8%
LTM 3
22,362
9,473
9,955
4,294
2,417
5,688
Q3 11 Q3 11
1,658
1,800
3%
QTR
23,040
11,738
6,392
9,586
3,445
2,116
38,005
15,147
Q3 11
YTD 11
8%
YTD
6%
QTR

Oncor Operational Results
Electric energy billed volumes
4
; GWh
Q3 10
Q3 11
1
SMB –
small business; LCI –
large commercial and industrial
2 AMS – Advanced Metering System
3 CREZ – Competitive Renewable Energy Zone
4 On average, billed volumes are on an approximate 17-day calendar lag; therefore, amounts shown reflect partial impacts from prior quarters
5 Last twelve months
Residential
SMB & LCI 1
3,167
3,196
1%
LTM 5
Electricity distribution points of delivery
End of period, thousands of meters
Q3 11 Q2 11
3,189
3,196
Q3 2011 Results
Higher volumes principally due to
warmer weather in Q3 11 compared
to Q3 10
Higher SMB & LCI
1
energy volumes
due to improved economy and
warmer weather
Execution of AMS
2
plan – ~609,000
advanced meters installed YTD 11;
over 2.1 million installed through
September 30, 2011
$689 million spent on CREZ3
through September 30, 2011; $373
million spent YTD 11
4%
YTD
5%
YTD
Q3 11
33,479
36,463
84,755
88,626
14%
QTR
Q3 10
YTD 10 YTD 11
5%
QTR

2,054 2,054
1,062
205
742
838
Facilities Limit LOCs/Cash Borrowings Availability
EFH Corp. Liquidity Management
As of September 30, 2011
11
Cash and Equivalents
TCEH Letter of Credit Facilities
TCEH Revolving Credit Facilities
742
3,116
EFH Corp. and TCEH continue to monitor capital market conditions for opportunities to ensure liquidity needs are met and to improve financial flexibility.
EFH Corp. (excluding Oncor) available liquidity
As of 9/30/11; $ millions
3,097

Commodity Prices
Commodity Units
Q3 11
Actual
Q3 10
Actual
YTD 11
Actual BOY 11E
1
NYMEX gas price
2
$/MMBtu $4.13 $4.29 $4.22 $3.80
HSC gas price $/MMBtu $4.10 $4.26 $4.17 $3.70
7x24 market heat rate (HSC)
3, 4
MMBtu/MWh 16.70 9.77 11.41 7.94
North Hub 7x24 power price
4
$/MWh $68.63 $41.62 $47.63 $29.35
TCEH weighted avg. hedge price
5
$/MMBtu $7.39 $7.67 $7.55 $7.60
Gulf Coast ultra-low sulfur diesel $/gallon $3.02 $2.08 $2.97 $2.78
PRB 8400 coal $/ton $11.23 $10.03 $11.01 $11.55
LIBOR interest rate
6
percent 0.47% 0.59% 0.45% 0.37%
Commodity prices
Q3 11, Q3 10, YTD 11 and BOY 11E; mixed measures
12
1
BOY 11 estimate based on commodity prices as of 09/30/11 for October 1, 2011 through December 31, 2011
2
Based on NYMEX forward curve
3
Based on ERCOT market clearing price for North Hub power  for 2011 and ERCOT market clearing price for North Zone for 2010
4
The prices in the table are actual prices. Excluding volatile power pricing where average prices exceeded $100, related to the winter weather event in early February 2011 ( 2 nd
and
3
rd
) and the record heat wave during summer 2011, North Hub 7X24 power prices averaged approximately $35.80 and the 7X24 market heat rate averaged 8.55 MMBtu/MWh during the first nine months of 2011.
5
Weighted average prices in the TCEH long-term natural gas hedging program.  Based on NYMEX Henry Hub prices of forward natural gas sales positions in the long-term hedging program (excluding the impact of offsetting purchases for rebalancing and pricing point basis transactions).
6
The index for the settled value is a 6-month LIBOR rate.

Factor Measure 2011 2012 2013 2014 2015
Total or
Avg.
06/30/11
Natural gas hedges mm MMBtu ~88 ~383 ~265 ~149 ~0 ~885
Wtd. avg. hedge price $/MMBtu ~$7.49 ~$7.36 ~$7.19 ~$7.80 N/A
Natural gas prices $/MMBtu ~$4.47 ~$4.84 ~$5.16 ~$5.42 ~$5.70
Cum. MtM gain at 06/30/11
1
$ billions ~$0.6 ~$1.2 ~$0.6 ~$0.4 ~$0 ~$2.7
09/30/11
Natural gas hedges
2
mm MMBtu ~57 ~331 ~259 ~149 ~0 ~796
Wtd. avg. hedge price
3
$/MMBtu ~$7.60 ~$7.36 ~$7.19 ~$7.80 N/A
Natural gas prices $/MMBtu ~$3.80 ~$4.24 ~$4.80 ~$5.13 ~$5.39
Cum. MtM gain at 09/30/11
1
$ billions ~$0.3 ~$1.4 ~$0.7 ~$0.4 ~$0 ~$2.8
Q3 11 MtM (loss) gain $ billions ~$(0.3) ~$0.2 ~$0.1 ~$0 ~$0 ~$0.1
13
Unrealized Mark-To-Market Impact Of Hedging
Unrealized mark-to-market impact of hedging program
09/30/11 vs. 6/30/11; mixed measures, pre-tax
The overall value of the hedge program remained relatively flat as transactions maturing during the quarter were offset by increases in value in the forward years of the program.
1
MtM values include the effects of all transactions in the long-term hedging program including offsetting purchases (for re-balancing) and natural gas basis deals.
2
As of 9/30/11, 2011 represents October 1, 2011 through December 31, 2011 volumes. Where collars are reflected, the volumes are estimated based on the notional position of the derivatives to provide protection against downward price movements. The notional volumes for collars are approximately 150 million MMBtu, which corresponds to a delta position of approximately 120 million MMBtu in 2014.
3
Weighted average prices are based on NYMEX Henry Hub prices of forward natural gas sales positions in the long-term hedging program (excluding the impact of offsetting purchases for rebalancing and pricing point basis transactions). Where collars are reflected, sales price represents the collar floor price. 9/30/11 prices for 2011 represent October 1, 2011 through
December 31, 2011 values.

41
192
48
6
2
7
236
259
149
31
95
3
13
244
395
551
82
536
551 550
553
BAL 11 2012 2013 2014 2015
14 14
TCEH Natural Gas Exposure
TCEH Natural Gas Position
11-15
1
; million MMBtu
Hedges Backed by Asset First Lien
Open Position
Factor Measure BAL 11 2012 2013 2014 2015 Total or Average
Natural gas hedging program
million
MMBtu ~38 ~331 ~259 ~149 ~0 ~777
TXUE and Luminant net positions
million
MMBtu ~41 ~192 ~48 ~6 ~2 ~289
Overall estimated percent of
total NG position hedged percent ~97% ~98% ~56% ~28% ~0% ~47%
TXUE and Luminant Net Positions²
TCEH has hedged approximately 47% of its estimated Henry Hub-based natural gas price exposure from November 1, 2011  through December 31, 2015
3
.
Hedges Backed by CCP
1
As of 09/30/11.  Balance of 2011 is from November 1, 2011 to December 31, 2011.  Assumes conversion of electricity positions based on a ~8.0 heat rate with natural gas generally being on the margin ~75-90% of the time (i.e. when other technologies are forecast to be on the margin, no natural gas position is assumed to be generated). 2012 - 2015 is inclusive of the estimated effects of CSAPR as issued in July 2011 on generation.
2
Includes estimated retail/wholesale effects. 2011 position includes ~4 million MMBtu of short gas positions associated with proprietary trading positions; excluding these positions, 2011 position is ~92% hedged.
3
On an average basis for such period and assuming an 8.0 market heat rate.

15 15 15
EFH Corp. Adjusted EBITDA Sensitivities
Commodity
Percent Hedged at
September 30, 2011 Change
BOY 11E
Impact
$ millions
7X24 market heat rate (MMBtu/MWh)
2
~90 0.1 MMBtu/MWh ~1
NYMEX gas price ($/MMBtu) >95 $1/MMBtu ~3
Texas gas vs. NYMEX Henry Hub price ($/MMBtu)
3,4
~90 $0.10/MMBtu ~1
Diesel ($/gallon)
5
~100 $1/gallon ~1
Base coal ($/ton)
6
~100 $2/ton ~1
Generation operations
Nuclear- and coal / lignite-fueled generation (TWh) N/A 1 TWh ~15
Retail operations BOY 2011
Residential contribution margin ($/MWh) 5 TWh $1/MWh ~5
Residential consumption 5 TWh 1% ~2
Business markets consumption 4 TWh 1% ~1
Impact on EFH Corp. Adjusted EBITDA
1
11E; mixed measures
The majority of 2011 commodity-related risks are significantly mitigated.
1
2011 estimate based on commodity positions as of 09/30/11, net of long-term hedges and wholesale/retail effects, excludes gains and losses incurred prior to September 30, 2011. See
Appendix for definition.
2
Simplified representation of heat rate position in a single TWh position. In reality, heat rate impacts are differentiated across plants and respective pricing periods: nuclear and coal-fueled plants generation (linked primarily to changes in North Hub 7x24), natural gas plants (primarily North Hub 5x16) and wind (primarily West Hub7x8).
3
Assumes conversion of electricity positions based on a ~8.0 market heat rate with natural gas generally being on the margin ~75-90% of the time (i.e., when coal is forecast to be on the margin, no natural gas position is assumed to be generated).
4
The percentage hedged represents the amount of estimated natural gas exposure based on Houston Ship Channel (HSC) gas price sensitivity as a proxy for Texas gas price.
5
Includes positions related to fuel surcharge on rail transportation.
6
Excludes fuel surcharge on rail transportation.

EFH Corp. Maturity Profile
EFH Corp. debt maturities
1
(excluding Oncor), 2011-2021 and thereafter
As of 9/30/11; $ millions
16
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021+
427
46
100
4,261
3
11
4,510
267
3,343
1,661
15,647
3
5,000
TCEH-1
st
Lien
4
EFH Corp EFCH TCEH-LBO EFIH-1
st
Lien TCEH-Revolver
4
TCEH-Other /PCRBs TCEH-2
nd
Lien EFIH 2
nd
Lien
1
Includes amortization of the $15.4 billion Term Loan/DDTL facility beginning in Q4 2014 and excludes unamortized discounts and premiums.
2
Non-Extended Revolver and Extended Revolver capacities are $645 million due October 2013 and $1,409 million due October 2016, respectively.
3
Excludes the Deposit Letter of Credit Loans maturing in 2014 and 2017.
4
2016 and 2017 maturity dates under the TCEH Senior Secured Credit Facilities are subject to a “springing maturity” provision.
3,809
15,044
3,165
1,485
563
2,180
1,750
1,067
1,029
1,494
1,571
406
October 2011 transactions (excluded from chart below):
EFH exchange of $53 million of new EFH 11.25%/12.00%
Toggle Notes due 2017 for $65 million of EFH 5.55%
Series P Senior Notes due 2014
2
2

17 Today’s Agenda Q&A Financial and Operational Overview Q3 2011 Review John Young President & CEO

18 18
Summer Heat of 2011
DFW
Days Low >= 80
o
1 2011 55
2 1998 39
3 2008 27
4 2010 24
5 2006 23
DFW
Days>=105
o
Since 1998
2011 19
2000 10
1998 9
2006 6
1999 5
2008 5
2010 3
2003 2
DFW
Days >= 100
o
1 2011 70
2 1980 69
3 1998 56
4 1954 52
5 1956 48

19 19 Warmest Statewide Summer Temperatures: 1895 - 2011 1 NOAA = National Oceanic and Atmospheric Administration 1 The 2011 Texas Summer was the hottest summer on record in the U.S.

20 20
Historic Heat and Drought in 2011
As measured by both heat and by drought, Texas experienced
its worst summer on record in 2011
Source: John Nielsen-Gammon, Texas State Climatologist and Professor of Atmospheric Sciences at Texas A&M University

ERCOT Peak Demand Records

ERCOT demand records
MWs
1
Instantaneous peak demand occurred between hours 4 and 5 pm
2
Wind generation totaled ~1,500 MW or 2% during the peak hour per ERCOT; peak demand occurred between hours 4 and 5 pm
3
Wind generation totaled ~2,000 MW or 3% during the peak hour per ERCOT; peak demand occurred between hours 4 and 5 pm
4
Source: May 2011 Report on the Capacity, Demand, and Reserves in the ERCOT Region; peak demand for integrated hour
Record peak demand of 68,379 set on Aug 3, 2011 was 2,613 MW higher than the 2010 record peak demand set Aug 23, 2010
ERCOT 2011 Peak Demand
Estimate: 63,898
4
ERCOT 2012 Peak Demand
Estimate: 65,665
4

64,418
EPA Emissions Reductions Mandates
Under CSAPR
Annual SO
2
(Tons) Annual NO
X
(Tons) Seasonal NO
X
(Tons)
314,021
Increase Included in CSAPR Proposed Revised % change in July 6 Final CSAPR
134,970
15,544
103,554
33,051
19%
% change in proposed revised
1
October 6, 2011 EPA proposed revisions to the CSAPR.
22
Reduction
of 9,159
Reduction
of 137,054
64%
Reduction
of 3,403
22%
19%
52%
15%
xx%
Reduction
of 112,261
Reduction
of 2,730
Reduction
of 7,948
Reduction
of 217,708
47%
Reduction
of 147,641
Reduction
of 12,283
8%
Reduction
of 10,908
Reduction
of 5,407
8%
Reduction
of 4,032

Currently Installed
1
Environmental Control Equipment At
Luminant Coal Units
Coal Unit
Capacity
(MW)
FGD
(Scrubber)
2
Activated
Carbon
Injection³
ESP
4
SNCR
5
SCR
5
Bag-
house
4
Fuel Source
Oak Grove 1 800
Lignite
Oak Grove 2 800
Lignite
Sandow 4 557
Lignite
Sandow 5 580
Lignite
Martin Lake 1 750
Lignite/PRB
6
Martin Lake 2 750
Lignite/PRB
Martin Lake 3 750
Lignite/PRB
Monticello 1 565
Lignite/PRB
Monticello 2 565
Lignite/PRB
Monticello 3 750
Lignite/PRB
Big Brown 1 575
Lignite/PRB
Big Brown 2 575
Lignite/PRB
Currently installed
1
There is no assurance that the currently installed control equipment will satisfy the requirements under any change to applicable law or any future Environmental Protection Agency or
Texas Commission on Environmental Quality regulations.
2
FGD refers to flue gas desulfurization systems that reduce SO2 emissions with co-benefits of other emissions reductions.
3
Activated carbon injection systems reduce mercury emissions.
4
ESP refers to electro-static precipitation systems.  ESP and bag-house systems reduce particulate emissions with co-benefits of other emissions reductions.
5
SNCR refers to selective non-catalytic reduction systems.  SCR refers to selective catalytic reduction systems.  Both systems reduce NOx emissions.
6
PRB refers to Powder River Basin coal transported to plants via railcar.

24 Today’s Agenda Q&A Financial and Operational Overview Q3 2011 Review EFH Corp. Senior Executive Team

25 Questions & Answers

26 Appendix – Additional Slides and Regulation G Reconciliations Appendix

Financial Definitions
Measure Definition
Adjusted (non-GAAP)
Operating Results
Net income (loss) adjusted for items representing income or losses that are not reflective of underlying operating results. These items include unrealized mark-to-market gains and losses, noncash impairment charges and other charges, credits or gains that are unusual or nonrecurring. EFH uses adjusted (non-GAAP) operating results as a measure of performance and believes that analysis of its business by external users is enhanced by visibility to both net income (loss) prepared in accordance with GAAP and adjusted (non-GAAP) operating earnings (losses).
Adjusted EBITDA
(non-GAAP)
EBITDA adjusted to exclude interest income, noncash items, unusual items, results of discontinued operations and other adjustments allowable under the EFH senior secured notes indenture. Adjusted EBITDA plays an important role in respect of certain covenants contained in this indenture. Adjusted EBITDA is not intended to be an alternative to GAAP results as a measure of operating performance or an alternative to cash flows from operating activities as a measure of liquidity or an alternative to any other measure of financial performance presented in accordance with GAAP, nor is it intended to be used as a measure of free cash flow available for EFH’s discretionary use, as the measure excludes certain cash requirements such as interest payments, tax payments and other debt service requirements. Because not all companies use identical calculations, Adjusted EBITDA may not be comparable to similarly titled measures of other companies. See EFH’s filings with the SEC for a detailed reconciliation of EFH’s net income prepared in accordance with GAAP to Adjusted EBITDA.
Competitive Business
Results
Refers to the combined results of the Competitive Electric segment and Corporate & Other.
Contribution Margin (non-
GAAP)
Operating revenues less fuel, purchased power costs, and delivery fees, plus or minus net gain (loss) from commodity hedging and trading activities, which on an adjusted (non-GAAP) basis, exclude unrealized gains and losses.
EBITDA
(non-GAAP)
Net income (loss) before interest expense and related charges, income tax expense (benefit) and depreciation and amortization.
GAAP Generally accepted accounting principles.
Purchase Accounting The purchase method of accounting for a business combination as prescribed by GAAP, whereby the purchase price of a business combination is allocated to identifiable assets and liabilities (including intangible assets) based upon their fair values. The excess of the purchase price over the fair values of assets and liabilities is recorded as goodwill. Depreciation and amortization due to purchase accounting represents the net increase in such noncash expenses due to recording the fair market values of property, plant and equipment, debt and other assets and liabilities, including intangible assets such as emission allowances, customer relationships and sales and purchase contracts with pricing favorable to market prices at the date of the Merger. Amortization is reflected in revenues, fuel, purchased power costs and delivery fees, depreciation and amortization and interest expense in the income statement.
Regulated Business Results Refers to the results of Oncor and the Oncor ring-fenced entities.

Table 1: EFH Corp. Adjusted EBITDA Reconciliation
Three and Nine Months Ended September 30, 2010 and 2011
$ millions
Factor Q3 10 Q3 11 YTD 10 YTD 11
Net loss attributable to EFH Corp. (2,902) (710) (2,973) (1,776)
Income tax (benefit) expense 370 (443) 336 (1,042)
Interest expense and related charges 1,018 1,523 3,092 3,467
Depreciation and amortization 352 379 1,043 1,119
EBITDA (1,162) 749 1,498 1,768
Adjustments to EBITDA (pre-tax):
Oncor distributions/dividends 55 32 141 64
Interest income - - (9) (2)
Amortization of nuclear fuel 38 35 102 104
Purchase accounting adjustments 1 45 44 159 182
Impairment of assets and inventory write-down 2 1 428 3 429
Impairment of goodwill 4,100 - 4,100 -
Net gain on debt exchange offers (1,023) - (1,166) (25)
Equity in earnings of unconsolidated subsidiary (118) (113) (240) (235)
Unrealized net (gain) loss resulting from hedging transactions (767) (138) (1,615) 247
Amortization of ”day one” net loss on Sandow 5 power purchase agreement (9) - (19) -
Noncash compensation expense 3 - 5 13 8
Severance expense - 49 3 54
Transition and business optimization costs 4 (1) 16 (2) 30
Transaction and merger expenses 5 13 9 37 27
Restructuring and other 6 (1) - (1) 74
Expenses incurred to upgrade or expand a generation station 7 - - 100 100
EFH Corp. Adjusted EBITDA per Incurrence Covenant 1,171 1,116 3,104 2,825
Add back Oncor adjustments 421 483 1,053 1,206
EFH Corp. Adjusted EBITDA per Restricted Payments Covenant 1,592 1,599 4,157 4,031
1
Includes amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts, nuclear fuel contracts and power purchase agreements and the stepped-up value of nuclear fuel.  Also includes certain credits and gains on asset sales not recognized in net income due to purchase accounting.
2
Impairment of assets includes impairment of emissions allowances and certain assets relating to mining operations due to EPA rule, impairment of land and charges related to the cancelled development of coal-fueled generation facilities.
3
Represents amounts recorded under stock-based compensation accounting standards and excludes capitalized amounts.
4
Includes certain incentive compensation expenses, systems development professional fees related to major generation operations and retail billing /customer care computer applications and costs relating to certain growth initiatives.
5
Includes costs related to the 2007 merger and abandoned strategic transactions, the Sponsor Group management fee, outsourcing transition costs and costs related to certain growth initiatives.
6
Includes net third-party fees paid in connection with the amendment and extension of the TCEH Senior Secured Facilities, gains on termination of a long-term power sales contract and settlement of amounts due from a hedging/trading counterparty and reversal of certain liabilities accrued in purchase accounting.
7
Reflects noncapital outage costs.

Table 2: TCEH Adjusted EBITDA Reconciliation
Three and Nine Months Ended September 30, 2010 and 2011
$ millions
Factor Q3 10 Q3 11 YTD 10 YTD 11
Net loss (3,690) (709) (3,646) (1,660)
Income tax expense (benefit) 214 (375) 260 (874)
Interest expense and related charges 852 1,372 2,516 3,020
Depreciation and amortization 345 371 1,027 1,097
EBITDA (2,279) 659 157 1,583
Adjustments to EBITDA (pre-tax):
Interest income (23) (20) (65) (66)
Amortization of nuclear fuel 38 35 102 104
Purchase accounting adjustments 1 33 32 124 147
Impairment of assets and inventory write down 2 - 427 1 427
Impairment of goodwill 4,100 - 4,100 -
Unrealized net (gain) loss resulting from hedging transactions (767) (138) (1,615) 247
EBITDA amount attributable to consolidated unrestricted subsidiaries - (2) - (5)
Amortization of ”day one” net loss on Sandow 5 power purchase agreement (9) - (19) -
Corp. depreciation, interest and income tax expense included in SG&A 4 4 9 11
Noncash compensation expense - 5 11 8
Severance expense - 50 3 52
Transition and business optimization costs 4 1 18 2 33
Transaction and merger expenses 5 9 9 29 28
Restructuring and other 6 2 (3) 1 70
Expenses incurred to upgrade or expand a generation station 7 - - 100 100
TCEH Adjusted EBITDA per Incurrence Covenant 1,109 1,076 2,940 2,739
Expenses related to unplanned generation station outages 31 71 122 162
Pro forma adjustment for Oak Grove 2 reaching 70% capacity in Q2 2011 8 - 7 - 32
Other adjustments allowed to determine Adjusted EBITDA per Maintenance Covenant 9 10 - 19 8
TCEH Adjusted EBITDA per Maintenance Covenant 1,150 1,154 3,081 2,941
1
Includes amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts, nuclear fuel contracts and power purchase agreements and the stepped up value of nuclear fuel.  Also includes certain credits  and gains on asset sales not recognized in net income due to purchase accounting.
2
Impairment of assets includes impairment of emissions allowances and certain assets relating to mining operations due to EPA rule and impairment of land.
3
Includes expenses recorded under stock-based compensation accounting standards and excludes capitalized amounts.
4
Includes certain incentive compensation expenses, systems development professional fees related to major generation operations and retail billing / customer care computer applications and costs relating to certain growth initiatives.
5
Includes costs related to the 2007 merger and the Sponsor Group management fee.
6
Includes net third-party fees paid in connection with the amendment and extension of the TCEH Senior Secured Facilities, gains on termination of a long-term power sales contract and settlement of amounts due from a hedging/trading counterparty, and reversal of certain liabilities accrued in purchase accounting.
7
Reflects noncapital outage costs.
8
Represents the annualization of the of the actual six months ended September 30, 2011 EBITDA results for Oak Grove 2, which achieved the requisite 70% average capacity factor in the second quarter 2011.
9
Primarily pre-operating expenses related to Oak Grove and Sandow 5 generation facilities.

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Table 3: Oncor Adjusted EBITDA Reconciliation
Three and Nine Months Ended September 30, 2010 and 2011
$ millions
Factor Q3 10 Q3 11 YTD 10 YTD 11
Net income 149 144 304 302
Income tax expense 79 99 174 197
Interest expense and related charges 87 89 259 265
Depreciation and amortization 176 190 507 540
EBITDA 491 522 1,244 1,304
Interest income (9) (7) (29) (25)
Purchase accounting adjustments 1 (8) (7) (26) (22)
Transition and business optimization costs and other 2 9 5 13
Oncor Adjusted EBITDA 476 517 1,194 1,270
1 Purchase accounting adjustments consist of amounts related to the accretion of an adjustment (discount) to regulatory assets.
30